EXHIBIT 10.54.1

Investor Name*	Purchase Price	Shares Purchased
Wayne Business Consultants (Alicia Cotta)	$120,000	857,143
Christopher Rivera	$5,000	35,714
David Kang	$150,000	1,071,429
SME Maywood, LLC (Edwin Movagharian)	$250,000	1,785,714
Jaime Nava	$50,000	357,143
Jim Miller	$50,000	357,143
Justin Jarin	$100,000	714,286
Keith Adams	$50,000	357,143
Matt Barron	$10,000	71,429
Miguel Rodriquez	$150,000	1,071,429
Patty Chan	$100,000	714,286
Robert Baca	$150,000	1,071,429
Adnant (Sabas Carrillo)	$500,000	3,571,429
Salwa Ibrahim	$200,000	1,428,571
Gilac, LLC (Sanaz Rashidfarokhi)	$10,000	71,429
Levy Affiliated Holding, LLC (Shaoul Levy)	$25,000	178,571
William Lee	$50,000	357,143
	$1,970,000	14,071,429

*The investors listed herein above all entered into the Form of Voting Agreement filed as Exhibit 4.2 to Unrivaled Brands, Inc.’s (the “Company”) Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 6, 2023. This Exhibit 10.54.1 is meant to list the investors that entered into the Form of Voting Agreement executed on December 30, 2022 between the Company and investors listed herein above.